Second Quarter 2024 Earnings Conference Call August 6, 2024 Exhibit 99.2

2 Disclaimers Forward Looking Statements: Delek US Holdings, Inc. (“Delek US”) and Delek Logistics Partners, LP (“Delek Logistics”; and collectively with Delek US, “we” or “our”) are traded on the New York Stock Exchange in the United States under the symbols “DK” and ”DKL”, respectively. These slides and any accompanying oral or written presentations contain forward-looking statements within the meaning of federal securities laws that are based upon current expectations and involve a number of risks and uncertainties. Statements concerning current estimates, expectations and projections about future results, performance, prospects, opportunities, plans, actions and events and other statements, concerns, or matters that are not historical facts are “forward-looking statements,” as that term is defined under the federal securities laws. Words such as "may," "will," "should," "could," "would," "predicts," "potential," "continue," "expects," "anticipates," "future," "intends," "plans," "believes," "estimates," "appears," "projects" and similar expressions, as well as statements in future tense, identify forward-looking statements. These forward-looking statements include, but are not limited to, the statements regarding the following: financial and operating guidance for future and uncompleted financial periods; financial strength and flexibility; potential for and projections of growth; return of cash to shareholders, stock repurchases and the payment of dividends, including the amount and timing thereof; cost reductions; crude oil throughput; crude oil market trends, including production, quality, pricing, demand, imports, exports and transportation costs; projected capital expenditures; the results of our refinery improvement plan; the performance of our joint venture investments, and the benefits, flexibility, returns and EBITDA therefrom; the potential for, and estimates of cost savings and other benefits from, acquisitions, divestitures, dropdowns and financing activities; projections of third party EBITDA for Delek Logistics; liquidity and EBITDA impacts from strategic and intercompany transactions; long-term value creation from capital allocation; targeted internal rates of return on capital expenditures; execution of strategic initiatives and the benefits therefrom, including cash flow stability from business model transition and approach to renewable diesel; and access to crude oil and the benefits therefrom. Investors are cautioned that the following important factors, among others, may affect these forward-looking statements: uncertainty related to timing and amount of value returned to shareholders; risks and uncertainties with respect to the quantities and costs of crude oil we are able to obtain and the price of the refined petroleum products we ultimately sell, including uncertainties regarding future decisions by OPEC regarding production and pricing disputes between OPEC members and Russia; risks and uncertainties related to the integration by Delek Logistics of the Delaware Gathering business following its acquisition; Delek US’ ability to realize cost reductions; risks related to Delek US’ exposure to Permian Basin crude oil, such as supply, gathering, pricing, production and transportation capacity; gains and losses from derivative instruments; management's ability to execute its strategy of growth through acquisitions and the transactional risks associated with acquisitions and dispositions, including risks and uncertainties with respect to timing for closing and the possible benefit of the retail and H20 Midstream transactions; acquired assets may suffer a diminishment in fair value as a result of which we may need to record a write-down or impairment in carrying value of the asset; changes in the scope, costs, and/or timing of capital and maintenance projects; the ability of the Red River joint venture to expand the Red River pipeline; the possibility of litigation challenging renewable fuel standard waivers; the ability to grow the Midland Gathering System; operating hazards inherent in transporting, storing and processing crude oil and intermediate and finished petroleum products; our competitive position and the effects of competition; the projected growth of the industries in which we operate; general economic and business conditions affecting the geographic areas in which we operate; and other risks contained in Delek US’ and Delek Logistics’ filings with the United States Securities and Exchange Commission. Forward-looking statements should not be read as a guarantee of future performance or results, and will not be accurate indications of the times at, or by which such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management’s good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Neither Delek US nor Delek Logistics undertakes any obligation to update or revise any such forward-looking statements to reflect events or circumstances that occur, or which Delek US or Delek Logistics becomes aware of, after the date hereof, except as required by applicable law or regulation.

3 Overview • Announced several key initiatives to unlock "sum of the parts" value • With a new gas processing plant, contract amendments & extensions, interest in Wink to Webster pipeline ("W2W") & H2O Midstream, DKL is on pace to have two-thirds 3rd party EBITDA over the next 12 months • Operations: Safe and Reliable Quarter ◦ Highest throughput quarter in DK's history ◦ Big Spring continues to make progress on its throughput/opex goals • Delek Logistics continues to grow organically with another $100mm+ EBITDA quarter Big Spring Refinery, Big Spring, TXEl Dorado Refinery, El Dorado AR

4 DK (Safe, Reliable, & Efficient Refiner) 3. Midstream • "Right assets under right buckets" • Progress Deconsolidation DKL (Full-service Permian-focused midstream provider) 1. Full Suite Midstream Provider • Gas, Water, & Crude • One stop shop 2. Increase self reliance • ~Two-thirds of DKL EBITDA expected to come from third parties in 12-18 months 3. Quality Assets/Strong Dividend • W2W, Strategic processing plant • Peer leading distribution yield Strategic Objectives 1. Maximize Operating Leverage • Better Reliability ◦ Throughput ◦ Optimized yields • Lower Costs 2. Financial Strength & Returns • Monetize retail • Proceeds to B/S & Returns DK/DKL Strategy

DK Contract Value / ITF (-Units) DKL Gas Plant, H2O Acquisition W2W (-Cash, -Units) Amend & Extend (+Units) SOTP Progress: DK & DKL Actions Retail W2W (+Cash, +Units) Movement Contracts between DK & DKL amended and extended for up to 7 years Our Intent is to make DK & DKL stronger & more independent companies through this process 5

SOTP Progress: Summary of DK & DKL Transactions Announced in 3Q'24

1. Retail Sale

- Retail assets sold for proceeds of ~$385mm
- Executed a 10 year supply agreement
- Continue to partner with FEMSA

2. Drop-Down of W2W into DKL

- W2W is a premier long haul crude pipeline backed by investment grade counterparties
- W2W is at the right maturity in its cash flow cycle to be at DKL

3. Acquisition of H2O Midstream

- H2O for ~$230mm ($160mm cash + $70mm preferred)
- Same footprint & customers as DKL
- Transaction immediately accretive to EBITDA (acquisition @5x) & free cash flow, synergies with DKL's Midland operations

4. New Gas Processing Plant

- FID on new 110 mmscfpd gas processing plant in the Delaware basin expected to generate a cash on cash return of ~20%
- The plant is expected to be online 1H'2025 & is expected to fill up quickly upon commissioning

5. Amend & Extend

- DK amended & extended agreements with DKL for a period of up to seven years
- Amend & extend agreements include cancellation of a marketing agreement & other adjustments to facilitate the W2W drop-down

6

Bottom line: DK (standalone) has a cash infusion of ~$515mm (before tax) without any significant projected loss of EBITDA Bottom line: DKL (standalone) adds ~$70mm in projected third party cash flow on course to majority of its EBITDA coming from non-affiliated counterparties SOTP Progress: Projected implications for DK & DKL 7 * includes $70mm of convertible preferred to be issued to the seller

Lower Costs & Improved Reliability Guidance Mid-Point 8 Guidance Range 7.1% 5.8% 4.0% 3.5% 3.2% 3.3% 3.3%Inflation Rate 3.3%

9 Total Refining Throughput 2Q 2024 vs 1Q 2024 2Q24 Production Margin per bbl. Tyler El Dorado Big Spring Krotz Springs $10.11 $2.79 $8.92 $7.02 296.7 3.4 1.1 9.1 5.7 316.0 1Q24 Tyler El Dorado Big Spring Krotz Springs 2Q24 MBPD *Throughputs are rounded

10 Financial Summary 2nd Quarter 2024 Financial Highlights $ in millions (except per share) Net Loss $(37.2) Adjusted Net Loss $(59.3) Adjusted Net Loss per share $(0.92) EBITDA $124.9 Adjusted EBITDA $107.5 Cash from operations $(48.4)

11 Adjusted EBITDA 2Q 2024 vs 1Q 2024 ($MM) 2Q24 Adjusted EBITDA Results by Segment Refining Logistics Retail Corporate $42.1 $100.6 $12.4 $(47.6) $158.7 $(64.0) $0.9 $5.9 $6.0 $107.5 1Q24 Refining Logistics Retail Corporate 2Q24 *$MM's are rounded

12 Consolidated Cash Flow 2Q 2024 vs 1Q 2024 ($MM) *includes cash and cash equivalents $753.4 $(48.4) $(62.5) $15.4 $657.9 03/31/2024 Cash Balance* Operating Activities Investing Activities Financing Activities 6/30/2024 Cash Balance*

13 Capital Program 2024 YTD Actual & 2024 Forecast $'s in Millions 2024 YTD (1) 2024 Forecast (2) ($ millions) Total Total Refining $ 69 $ 220 Logistics (Delek Logistics Partners) 25 70 Retail 11 15 Corporate & Other 12 25 Capital expenditures $ 117 $ 330 2024 Actual 77% 23% Regulatory & Sustaining Growth 2024 Forecast 75% 25% Regulatory & Sustaining Growth (1) Excludes a $10.0 million land purchase in connection with a settlement that was in litigation related to a property that we historically operated as an asphalt and marine fuel terminal. See further discussion in the "Significant Transactions During the Quarter Impacting Results" section in the Earnings Release. (2) Excludes an estimated $90 million to $100 million related to the new Delek Logistics gas processing plant.

14 Net Debt 2024 vs 2023 $'s in Millions Jun 30, 2024 Dec 31, 2023 Consolidated long-term debt - current portion $ 9.5 $ 44.5 Consolidated long-term debt - non-current portion 2,452.2 2,555.3 Consolidated total long-term debt $ 2,461.7 $ 2,599.8 Less: Cash and cash equivalents 657.9 822.2 Consolidated net debt $ 1,803.8 $ 1,777.6 Less: Delek Logistics net debt 1,561.2 1,700.0 Delek US, excluding DKL net debt $ 242.6 $ 77.6

15 Guidance 3rd Quarter 2024 $'s in Millions Low High Operating Expenses $205 $215 General and Administrative Expenses $60 $65 Depreciation and Amortization $90 $95 Net Interest Expense $80 $85 Barrels per day (bpd) Low High Total Crude Throughput 290,000 305,000 Total Throughput 301,000 315,000 Total Throughput by Refinery: Tyler, TX 74,000 77,000 El Dorado, AR 79,000 82,000 Big Spring, TX 69,000 73,000 Krotz Spring, LA 79,000 83,000

16 Supplemental Slides

17 Total Refining Throughput 2Q 2024 vs 2Q 2023 2Q24 Production Margin per bbl. Tyler El Dorado Big Spring Krotz Springs $10.11 $2.79 $8.92 $7.02 295.5 -1.2 11.2 11.7 -1.2 316.0 2Q23 Tyler El Dorado Big Spring Krotz Springs 2Q24 MBPD *Throughputs are rounded

18 Adjusted EBITDA 2Q 2024 vs 2Q 2023 ($MM) 2Q24 Adjusted EBITDA Results by Segment Refining Logistics Retail Corporate $42.1 $100.6 $12.4 $(47.6) $259.4 $(170.3) $9.7 $(2.6) $11.3 $107.5 2Q23 Refining Logistics Retail Corporate 2Q24 *$MM's are rounded

19 Adjusted EBITDA YTD 2024 vs 2023 ($MM) YTD 2024 Adjusted EBITDA Results by Segment Refining Logistics Retail Corporate $152.2 $200.3 $18.9 $(105.2) $544.0 $(293.8) $18.0 $(2.5) $0.5 $266.2 2023 Refining Logistics Retail Corporate 2024

20 YTD Consolidated Cash Flow ($MM) *includes cash and cash equivalents $822.2 $118.3 $(104.1) $(178.5) $657.9 12/31/2023 Cash Balance* Operating Activities Investing Activities Financing Activities 06/30/2024 Cash Balance*

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted Net Income (Loss)

$ in millions (unaudited)	Three Months Ended June 30, 2024	Three Months Ended June 30, 2023	Six Months Ended June 30, 2024	Six Months Ended June 30, 2023
Reported net (loss) income attributable to Delek US	**$ (37.2)**	**$ (8.3)**	**$ (69.8)**	**$ 56.0**
Adjusting items [1]				
Inventory LCM valuation (benefit) loss	(1.9)	(7.9)	(10.7)	(9.6)
Tax effect	0.4	1.8	2.4	2.2
Inventory LCM valuation (benefit) loss, net	(1.5)	(6.1)	(8.3)	(7.4)
Other inventory impact	14.6	96.5	13.2	173.6
Tax effect	(3.3)	(21.8)	(3.0)	(39.1)
Other inventory impact, net [2] [3]	11.3	74.7	10.2	134.5
Business interruption insurance and settlement recoveries	(10.6)	(4.7)	(10.6)	(9.8)
Tax effect	2.4	1.1	2.4	2.2
Business interruption insurance and settlement recoveries, net [2]	(8.2)	(3.6)	(8.2)	(7.6)
Unrealized inventory/commodity hedging (gain) loss where the hedged item is not yet recognized in the financial statements	0.1	6.7	9.1	(25.5)
Tax effect	—	(1.5)	(2.0)	5.7
Unrealized inventory/commodity hedging (gain) loss where the hedged item is not yet recognized in the financial statements, net	0.1	5.2	7.1	(19.8)
Unrealized RINs hedging (gain) loss where the hedged item is not yet recognized in the financial statements	0.1	—	6.3	—
Tax effect	—	—	(1.4)	—
Unrealized RINs hedging (gain) loss where the hedged item is not yet recognized in the financial statements, net [4]	0.1	—	4.9	—
Restructuring costs	22.6	4.3	25.8	2.9
Tax effect	(5.1)	(1.0)	(5.8)	(0.7)
Restructuring costs, net [2]	17.5	3.3	20.0	2.2
Property settlement	(53.4)	—	(53.4)	—
Tax effect	12.0	—	12.0	—
Property settlement, net [2]	(41.4)	—	(41.4)	—
Total adjusting items [1]	(22.1)	73.5	(15.7)	101.9
Adjusted net (loss) income	**$ (59.3)**	**$ 65.2**	**$ (85.5)**	**$ 157.9**

[1] The adjustments have been tax effected using the estimated marginal tax rate, as applicable.

[2] See further discussion in the "Significant Transactions During the Quarter Impacting Results" section in the Earnings Release.

[3] Starting with the quarter ended September 30, 2023, we updated our other inventory impact calculation to exclude the impact of certain pipeline inventories not used in our refinery operations. The impact to historical non-GAAP financial measures is immaterial.

[4] Starting with the quarter ended March 31, 2024, we updated our non-GAAP financial measures to include the impact of unrealized gains and losses related to RINs where the hedged item is not yet recognized in the financial statements. The impact to historical non-GAAP financial measures is immaterial.

21

Reconciliation of U.S. GAAP Net Income (Loss) per share to Adjusted Net Income (Loss) Per Share

	Three Months Ended June 30,		Six Months Ended June 30,	
$ per share (unaudited)	2024	2023	2024	2023
Reported diluted (loss) income per share	**$ (0.58)**	**$ (0.13)**	**$ (1.09)**	**$ 0.84**
Adjusting items, after tax (per share) [(1) (2)]				
Net inventory LCM valuation (benefit) loss	(0.02)	(0.09)	(0.13)	(0.11)
Other inventory impact [(3) (4)]	0.18	1.14	0.16	2.01
Business interruption insurance and settlement recoveries [(3)]	(0.13)	(0.05)	(0.13)	(0.11)
Unrealized inventory/commodity hedging (gain) loss where the hedged item is not yet recognized in the financial statements	—	0.08	0.11	(0.30)
Unrealized RINs hedging (gain) loss where the hedged item is not yet recognized in the financial statements [(5)]	—	—	0.08	—
Restructuring costs [(3)]	0.27	0.05	0.31	0.03
Property settlement [(3)]	(0.64)	—	(0.64)	—
Total adjusting items [(1)]	(0.34)	1.13	(0.24)	1.52
Adjusted net (loss) income per share	**$ (0.92)**	**$ 1.00**	**$ (1.33)**	**$ 2.36**

(1) The adjustments have been tax effected using the estimated marginal tax rate, as applicable.

(2) For periods of Adjusted net loss, Adjustments (Adjusting Items) and Adjusted net loss per share are presented using basic weighted average shares outstanding.

(3) See further discussion in the "Significant Transactions During the Quarter Impacting Results" section in the Earnings Release.

(4) Starting with the quarter ended September 30, 2023, we updated our other inventory impact calculation to exclude the impact of certain pipeline inventories not used in our refinery operations. The impact to historical non-GAAP financial measures is immaterial.

(5) Starting with the quarter ended March 31, 2024, we updated our non-GAAP financial measures to include the impact of unrealized gains and losses related to RINs where the hedged item is not yet recognized in the financial statements. The impact to historical non-GAAP financial measures is immaterial.

22

Reconciliation of Net (Loss) Income attributable to Delek US to Adjusted EBITDA

$ in millions (unaudited)	Three Months Ended June 30, 2024	Three Months Ended June 30, 2023	Six Months Ended June 30, 2024	Six Months Ended June 30, 2023	Three Months Ended March 31, 2024
Reported net (loss) income attributable to Delek US	$ (37.2)	$ (8.3)	$ (69.8)	$ 56.0	$ (32.6)
Add:					
Interest expense, net	77.7	80.4	165.4	156.9	87.7
Income tax expense (benefit)	(7.7)	(3.8)	(14.9)	12.0	(7.2)
Depreciation and amortization	92.1	89.4	187.3	172.8	95.2
EBITDA attributable to Delek US	**124.9**	**157.7**	**268.0**	**397.7**	**143.1**
Adjusting items					
Net inventory LCM valuation (benefit) loss	(1.9)	(7.9)	(10.7)	(9.6)	(8.8)
Other inventory impact [(1) (2)]	14.6	96.5	13.2	173.6	(1.4)
Business interruption insurance and settlement recoveries [(1)]	(10.6)	(4.7)	(10.6)	(9.8)	—
Unrealized inventory/commodity hedging (gain) loss where the hedged item is not yet recognized in the financial statements	0.1	6.7	9.1	(25.5)	9.0
Unrealized RINs hedging (gain) loss where the hedged item is not yet recognized in the financial statements [(3)]	0.1	—	6.3	—	6.2
Restructuring costs [(1)]	22.6	4.3	25.8	2.9	3.2
Property settlement [(1)]	(53.4)	—	(53.4)	—	—
Net income attributable to non-controlling interest	11.1	6.8	18.5	14.7	7.4
Total Adjusting items	(17.4)	101.7	(1.8)	146.3	15.6
Adjusted EBITDA	**$ 107.5**	**$ 259.4**	**$ 266.2**	**$ 544.0**	**$ 158.7**

(1) See further discussion in the "Significant Transactions During the Quarter Impacting Results" section in the Earnings Release.

(2) Starting with the quarter ended September 30, 2023, we updated our other inventory impact calculation to exclude the impact of certain pipeline inventories not used in our refinery operations. The impact to historical non-GAAP financial measures is immaterial.

(3) Starting with the quarter ended March 31, 2024, we updated our non-GAAP financial measures to include the impact of unrealized gains and losses related to RINs where the hedged item is not yet recognized in the financial statements. The impact to historical non-GAAP financial measures is immaterial.

23

Reconciliation of Segment EBITDA Attributable to Delek US to Adjusted Segment EBITDA

$ in millions (unaudited)	Refining	Logistics	Retail	Corporate, Other and Eliminations	Consolidated
	Three Months Ended June 30, 2024				
Segment EBITDA Attributable to Delek US	$ 17.3	$ 100.6	$ 12.4	$ (5.4)	$ 124.9
Adjusting items					
Net inventory LCM valuation (benefit) loss	(1.9)	—	—	—	(1.9)
Other inventory impact (1) (2)	14.6	—	—	—	14.6
Unrealized inventory/commodity hedging (gain) loss where the hedged item is not yet recognized in the financial statements	0.1	—	—	—	0.1
Unrealized RINs hedging (gain) loss where the hedged item is not yet recognized in the financial statements (3)	0.1	—	—	—	0.1
Restructuring costs (1)	22.5	—	—	0.1	22.6
Business interruption settlement recoveries (1)	(10.6)	—	—	—	(10.6)
Property settlement (1)	—	—	—	(53.4)	(53.4)
Net income attributable to non-controlling interest	—	—	—	11.1	11.1
Total Adjusting items	24.8	—	—	(42.2)	(17.4)
Adjusted Segment EBITDA	$ 42.1	$ 100.6	$ 12.4	$ (47.6)	$ 107.5

$ in millions (unaudited)	Refining (4)	Logistics	Retail	Corporate, Other and Eliminations (4)	Consolidated
	Three Months Ended June 30, 2023				
Segment EBITDA Attributable to Delek US	$ 121.8	$ 90.9	$ 15.0	$ (70.0)	$ 157.7
Net inventory LCM valuation (benefit) loss	(7.9)	—	—	—	(7.9)
Other inventory impact (1) (2)	96.5	—	—	—	96.5
Unrealized inventory/commodity hedging (gain) loss where the hedged item is not yet recognized in the financial statements	6.7	—	—	—	6.7
Restructuring costs	—	—	—	4.3	4.3
Business interruption insurance recoveries	(4.7)	—	—	—	(4.7)
Net income attributable to non-controlling interest	—	—	—	6.8	6.8
Total Adjusting items	90.6	—	—	11.1	101.7
Adjusted Segment EBITDA	$ 212.4	$ 90.9	$ 15.0	$ (58.9)	$ 259.4

(1) See further discussion in the "Significant Transactions During the Quarter Impacting Results" section in the Earnings Release.

(2) Starting with the quarter ended September 30, 2023, we updated our other inventory impact calculation to exclude the impact of certain pipeline inventories not used in our refinery operations. The impact to historical non-GAAP financial measures is immaterial.

(3) Starting with the quarter ended March 31, 2024, we updated our non-GAAP financial measures to include the impact of unrealized gains and losses related to RINs where the hedged item is not yet recognized in the financial statements. The impact to historical non-GAAP financial measures is immaterial.

(4) During the second quarter 2024, we realigned our reportable segments for financial reporting purposes to reflect changes in the manner in which our chief operating decision maker, or CODM, assesses financial information for decision-making purposes. The change represents reporting the operating results of our 50% interest in a joint venture that owns asphalt terminals located in the southwestern region of the U.S. within the refining segment. Prior to this change, these operating results were reported as part of corporate, other and eliminations. While this reporting change did not change our consolidated results, segment data for previous years has been restated and is consistent with the current year presentation.

24

Reconciliation of Segment EBITDA Attributable to Delek US to Adjusted Segment EBITDA

$ in millions (unaudited)	Six Months Ended June 30, 2024				
	Refining [4]	Logistics	Retail	Corporate, Other and Eliminations [4]	Consolidated
Segment EBITDA Attributable to Delek US	$ 122.4	$ 200.3	$ 18.9	$ (73.6)	$ 268.0
Adjusting items					
Net inventory LCM valuation (benefit) loss	(10.7)	—	—	—	(10.7)
Other inventory impact [1] [2]	13.2	—	—	—	13.2
Unrealized inventory/commodity hedging (gain) loss where the hedged item is not yet recognized in the financial statements	9.1	—	—	—	9.1
Unrealized RINs hedging (gain) loss where the hedged item is not yet recognized in the financial statements [3]	6.3	—	—	—	6.3
Restructuring costs [1]	22.5	—	—	3.3	25.8
Business interruption insurance recoveries [1]	(10.6)	—	—	—	(10.6)
Property settlement [1]	—	—	—	(53.4)	(53.4)
Net income attributable to non-controlling interest	—	—	—	18.5	18.5
Total Adjusting items	29.8	—	—	(31.6)	(1.8)
Adjusted Segment EBITDA	$ 152.2	$ 200.3	$ 18.9	$ (105.2)	$ 266.2

$ in millions (unaudited)	Six Months Ended June 30, 2023				
	Refining [4]	Logistics	Retail	Corporate, Other and Eliminations [4]	Consolidated
Segment EBITDA Attributable to Delek US	$ 317.3	$ 182.3	$ 21.4	$ (123.3)	$ 397.7
Adjusting items					
Net inventory LCM valuation (benefit) loss	(9.6)	—	—	—	(9.6)
Other inventory impact [1] [2]	173.6	—	—	—	173.6
Unrealized inventory/commodity hedging (gain) loss where the hedged item is not yet recognized in the financial statements	(25.5)	—	—	—	(25.5)
Restructuring costs	—	—	—	2.9	2.9
Business interruption insurance recoveries	(9.8)	—	—	—	(9.8)
Net income attributable to non-controlling interest	—	—	—	14.7	14.7
Total Adjusting items	128.7	—	—	17.6	146.3
Adjusted Segment EBITDA	$ 446.0	$ 182.3	$ 21.4	$ (105.7)	$ 544.0

(1) See further discussion in the "Significant Transactions During the Quarter Impacting Results" section in the Earnings Release.

(2) Starting with the quarter ended September 30, 2023, we updated our other inventory impact calculation to exclude the impact of certain pipeline inventories not used in our refinery operations. The impact to historical non-GAAP financial measures is immaterial.

(3) Starting with the quarter ended March 31, 2024, we updated our non-GAAP financial measures to include the impact of unrealized gains and losses related to RINs where the hedged item is not yet recognized in the financial statements. The impact to historical non-GAAP financial measures is immaterial.

(4) During the second quarter 2024, we realigned our reportable segments for financial reporting purposes to reflect changes in the manner in which our chief operating decision maker, or CODM, assesses financial information for decision-making purposes. The change represents reporting the operating results of our 50% interest in a joint venture that owns asphalt terminals located in the southwestern region of the U.S. within the refining segment. Prior to this change, these operating results were reported as part of corporate, other and eliminations. While this reporting change did not change our consolidated results, segment data for previous years has been restated and is consistent with the current year presentation.

25

Reconciliation of Segment EBITDA Attributable to Delek US to Adjusted Segment EBITDA

$ in millions (unaudited)	Three Months Ended March 31, 2024				
	Refining [4]	Logistics	Retail	Corporate, Other and Eliminations [4]	Consolidated
Segment EBITDA Attributable to Delek US	$ 105.1	$ 99.7	$ 6.5	$ (68.2)	$ 143.1
Adjusting items					
Net inventory LCM valuation (benefit) loss	(8.8)	—	—	—	(8.8)
Other inventory impact [1] [2]	(1.4)	—	—	—	(1.4)
Unrealized inventory/commodity hedging (gain) loss where the hedged item is not yet recognized in the financial statements	9.0	—	—	—	9.0
Unrealized RINs hedging (gain) loss where the hedged item is not yet recognized in the financial statements [3]	6.2	—	—	—	6.2
Restructuring costs [1]	—	—	—	3.2	3.2
Net income attributable to non-controlling interest	—	—	—	7.4	7.4
Total Adjusting items	5.0	—	—	10.6	15.6
Adjusted Segment EBITDA	$ 110.1	$ 99.7	$ 6.5	$ (57.6)	$ 158.7

[1] See further discussion in the "Significant Transactions During the Quarter Impacting Results" section in 1Q24 the Earnings Release.

[2] Starting with the quarter ended September 30, 2023, we updated our other inventory impact calculation to exclude the impact of certain pipeline inventories not used in our refinery operations. The impact to historical non-GAAP financial measures is immaterial.

[3] Starting with the quarter ended March 31, 2024, we updated our non-GAAP financial measures to include the impact of unrealized gains and losses related to RINs where the hedged item is not yet recognized in the financial statements. The impact to historical non-GAAP financial measures is immaterial.

[4] During the second quarter 2024, we realigned our reportable segments for financial reporting purposes to reflect changes in the manner in which our chief operating decision maker, or CODM, assesses financial information for decision-making purposes. The change represents reporting the operating results of our 50% interest in a joint venture that owns asphalt terminals located in the southwestern region of the U.S. within the refining segment. Prior to this change, these operating results were reported as part of corporate, other and eliminations. While this reporting change did not change our consolidated results, segment data for previous periods habr been restated and is consistent with the current year presentation.

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